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          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549


                       Form 8-K


                    CURRENT REPORT


          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):
             November 24, 1998 (November 17, 1998)




                  GLEN BURNIE BANCORP
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(Exact name of registrant as specified in its charter)



MARYLAND                       0-24047           52-1782444
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(State or other jurisdiction  (Commission     (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


101 CRAIN HIGHWAY, S.E., GLEN BURNIE, MARYLAND          21227
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:(410)766-3300
                                                   -------------

                         NOT APPLICABLE
--------------------------------------------------------------
(Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.
          ------------

     On November 17, 1998, the Registrant repurchased 213,169 shares of its common stock, par value $10 per share (the "Common Stock"), or approximately 19.5% of shares outstanding for an aggregate purchase price of $5,580,764.68 pursuant to a Stock Redemption Agreement, dated November 17, 1998, between First Mariner Bancorp ("First Mariner") and Glen Burnie Bancorp (the "Redemption Agreement"). Contemporaneously with the Redemption Agreement, the Registrant entered into a Standstill Agreement with First Mariner which provides that, until November 17, 2008, First Mariner will not, and will cause its majority-owned subsidiaries not to and will use its best efforts to cause its affiliates and associates not to, directly or indirectly:

          (a) acquire, offer, propose to acquire, agree to acquire, purchase, or make a tender or exchange offer for any voting securities of Registrant such that First Mariner or such affiliate would become, as a result of such transaction, a beneficial owner of Registrant's voting securities;

          (b) engage or participate in any solicitation of proxies or consents regarding Registrant's voting securities or induce or attempt to induce any other person to initiate any stockholder proposals, or otherwise communicate with Registrant's stockholders or others pursuant to Rule 14a-1(1)(2)(iv) under the Securities Exchange Act of 1934, as amended;

          (c) advise, seek to advise, encourage, seek to encourage, influence or seek to influence any person or entity with respect to the voting of any of Registrant's voting securities;

          (d) seek, propose or make any public statements with respect to, any merger, consolidation, business combination, tender or exchange offer, sale or purchase of
     assets, sale   or purchase of assets, sale or purchase of
     securities, dissolution, liquidation, restructuring, recapitalization or similar transactions involving Registrant or any of its affiliates;

          (e) form, join or in any way participate in any "group"(within the meaning of Section 13(d)(3) of the Securities Exchange Act) with respect to Registrant's voting securities;

          (f) deposit any of Registrant's voting securities in any voting trust or subject any of Registrant's voting securities to any arrangement or agreement with respect to the voting of any of Registrant's voting securities;

          (g) otherwise act, alone or in concert with others,
     to control or seek to control or   influence or seek to
     influence the management, the Board of Directors or policies of Registrant;

          (h) seek, alone or in concert with others, (a) to call a meeting of stockholders of Registrant, (b) representation on the Board of Directors of Registrant, or
     (c) the removal of any member of the Board of Directors; or

          (i) support financially, or through the giving of services or information except in response to a request by a governmental agency with jurisdiction or authority over First Mariner, a validly issued subpoena or otherwise as required by law, any entity or person who is suing or contemplating suing Registrant or its Affiliates, or is conducting or contemplating
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     a solicitation in opposition to a proposal by the Board or management of Registrant.

     The foregoing provisions will not be applicable in the event of an acquisition of Registrant by a party that has acted independently of and without the assistance or involvement of First Mariner. In addition, First Mariner has agreed not to make any loan secured by Registrant's voting securities or for the purpose of acquiring or holding Registrant's voting securities.

     Registrant and First Mariner have agreed to release each other and to release the directors, officers, employees and stockholders of each other from all claims that Registrant or First Mariner may have against the other except for claims arising under either the Redemption Agreement or the Standstill Agreement. Registrant and First Mariner have agreed to execute joint stipulations of dismissal with prejudice with respect to all existing litigation between the parities including but not limited to McCafferty's, Inc. v. First Mariner Bank, CA No. 98-257 (4th Cir.), Glen Burnie Bancorp et al. v. First Mariner Bancorp, PHC 836 (Md. Ct. Sp. App.) and Glen Burnie Bancorp v. First Mariner Bancorp et al., Civil Action 9844772 (Cir. Ct. Anne Arundel). Registrant and First Mariner have further agreed to indemnify each other and their directors, officers and employees for claims arising from breaches of the Standstill Agreement and (in the case of First Mariner) derivative claims arising from the performance of the Redemption Agreement.

     Under the Standstill Agreement, Registrant will make payments over five years totaling $675,510.12 beginning with a payment of $150,000 on January 15, 1999 with four additional payments of $131,377.53 each beginning on January 15, 2000. Registrant has the right to withhold payment and to offset against any amount due for a breach by First Mariner under the Standstill Agreement.

     The foregoing discussion is qualified entirely by the terms of the Redemption Agreement and Standstill Agreement which are attached as Exhibits 99.1 and 99.2 to this report on Form 8-
K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
        AND EXHIBITS
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     (a) Financial Statements of Businesses Acquired.  None
         -------------------------------------------

     (b) Pro Forma Financial Information.  None
         -------------------------------

     (c) Exhibits.  The following exhibits are filed as part of
         --------   this report on Form 8-K:

     EXHIBIT NO.              DESCRIPTION
     ----------               -----------

          99.1           Stock Redemption Agreement, dated
                         November 17, 1998, by and between
                         First Mariner Bancorp and Glen
                         Burnie Bancorp.

          99.2           Standstill Agreement, dated
                         November 17, 1998, by and between
                         First Mariner Bancorp and Glen
                         Burnie Bancorp.

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                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   GLEN BURNIE BANCORP


Date:  November 24, 1998        By: /s/ F. William Kuethe, Jr.
                                    --------------------------
                                    F. William Kuethe, Jr.
                                    President

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